Harbor Flexible Capital Fund Supplement to Summary Prospectus dated March 1, 2012	Institutional Class HAFLX Administrative Class HRFLX Investor Class HIFLX

The following replaces the information under the heading “Portfolio Management” beginning on page 2 of the Summary Prospectus:

Effective July 20, 2012, Munish Malhotra and Jordon Laycob shall serve as co-portfolio managers for the Harbor Flexible Capital Fund replacing A. Douglas Rao who is departing Marsico Capital Management on July 20, 2012.

Portfolio Managers

Munish Malhotra, CFA Marsico Capital Management, LLC

Mr. Malhotra, CFA, is a portfolio manager and senior analyst at Marsico Capital Management. He joined Marsico Capital Management in 2003.

Jordon Laycob Marsico Capital Management, LLC

Mr. Laycob is a portfolio manager and senior analyst at Marsico Capital Management. He joined Marsico Capital Management in 1997.

July 9, 2012

Investors Should Retain This Supplement For Future Reference

S0709.SP.FC

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